Lease Commitments	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Lease Commitments
Lease Commitments
The Company is obligated under various non-cancelable operating lease agreements for office facilities that generally provide for minimum rent payments and a proportionate share of operating expenses and property taxes and include certain renewal and expansion options. For the years ended December 31, 2016, 2015 and 2014, rent expense under these lease arrangements was $27 million, $25 million and $21 million, respectively. Capital leases included in property and equipment are not material.
Future minimum lease payments under non-cancelable operating leases as of December 31, 2016 are as follows:

(in millions)
Years ending December 31,	Future Minimum Lease Payments
2017	$22.9
2018	21.0
2019	20.6
2020	20.0
2021	13.7
Thereafter	42.1
Total future minimum lease payments	$140.3